                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ---------------------


                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 8, 1996



                            COMPDENT CORPORATION
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
               (State or other jurisdiction of incorporation)

              0-26090                                   04-3185995
     (Commission file number)                (IRS employer identification no.)

8800 ROSWELL ROAD, ATLANTA, GEORGIA                        30350
(Address of principal executive offices)                 (Zip Code)

                                (770) 998-8936
             (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of business acquired are filed as exhibits hereto:

    EXHIBIT 99.1 - FINANCIAL STATEMENTS OF DENTAL CARE PLUS MANAGEMENT, CORP. AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

    Report of Independent Accountants

    Balance Sheets as of December 31, 1995 and 1994

    Statements of Operations for the years ended December 31, 1995 and 1994

    Statements of Changes in Shareholder's Equity (Deficit) for the years ended December 31, 1995 and 1994

    Statements of Cash Flows for the years ended December 31, 1995 and 1994

    Notes to Financial Statements

    EXHIBIT 99.2 - FINANCIAL STATEMENTS OF I.H.C.S., INC. AS OF AND FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

    Report of Independent Accountants

    Balance Sheets as of December 31, 1995 and 1994

    Statements of Income for the years ended December 31, 1995 and 1994

    Statements of Changes in Shareholders' Equity for the years ended December 31, 1995 and 1994

    Statements of Cash Flows for the years ended December 31, 1995 and 1994

    Notes to Financial Statements

    EXHIBIT 99.3 - FINANCIAL STATEMENTS OF DENTAL CARE PLUS MANAGEMENT, CORP. AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1996

    Balance Sheet as of March 31, 1996

    Statement of Operations for the three months ended March 31, 1996

    Statements of Cash Flows for the three months ended March 31, 1996

    Notes to Financial Statements

    EXHIBIT 99.4 - FINANCIAL STATEMENTS OF I.H.C.S., INC. AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1996

    Balance Sheet as of March 31, 1996

    Statement of Income for the three months ended March 31, 1996

    Statement of Cash Flows for the three months ended March 31, 1996

    Notes to Financial Statements

    (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial statements of the registrant are filed as an exhibit hereto:

    EXHIBIT 99.5 - UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF COMPDENT CORPORATION AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND FOR THE YEAR ENDED DECEMBER 31, 1995

    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31,
    1996

    Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1996

    Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1995

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

    (c)  EXHIBITS.

    99.1 Financial Statements of Dental Care Plus Management, Corp. as of and for the years ended December 31, 1995 and 1994.

    99.2 Financial Statements of I.H.C.S., Inc. as of and for the years ended December 31, 1995 and 1994.

    99.3 Financial Statements of Dental Care Plus Management, Corp. as of and for the three months ended March 31, 1996.

    99.4 Financial Statements of I.H.C.S. as of and for the three months ended March 31, 1996.

    99.5 Unaudited Pro Forma Condensed Consolidated Financial Statements of CompDent Corporation as of and for the three months ended March 31, 1996 and for the year ended December 31, 1995.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COMPDENT CORPORATION


Date:  July 22, 1996                By:  /s/ Sharon S. Graham
                                         -------------------------------------
                                         Sharon S. Graham, DBA, CFA, Treasurer

                                 EXHIBIT INDEX


Exhibit                                                                                           Sequential
Number                                  Description                                                Page No.
- ------                                 -----------                                                ----------
  99.1                    Financial Statements of Dental Care Plus Management, Corp. as of and
                          for the years ended December 31, 1995 and 1994

  99.2                    Financial Statements of I.H.C.S., Inc. as of and for the years ended
                          December 31, 1995 and 1994

  99.3                    Financial Statements of Dental Care Plus Management, Corp. as of and
                          for the three months ended March 31, 1996

  99.4                    Financial Statements of I.H.C.S. as of and for the three months ended
                          March 31, 1996

  99.5                    Unaudited Pro Forma Condensed Consolidated Financial Statements of
                          CompDent Corporation as of and for the three months ended March 31,
                          1996 and for the year ended December 31, 1995